Exhibit 17(a)


                                                   1933 Act Registration 33-6898
                                                  1940 Act Registration 811-____

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   |_|

            Pre-Effective Amendment No. 3                                 |X|
            Pre-Effective Amendment No.                                   |_|

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           |X|

            Amendment No.

                        (Check appropriate box or boxes.)

Bull & Bear Overseas Fund Ltd.
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               (Exact name of Registrant as Specified in Charter)

11 Hanover Square, New York, New York                                 10005
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            (Address of Principal Executive Offices)               (Zip Code)

Registrant's Telephone Number, including Area Code (212)785-0900

Perez C. Ehrich, Esq.         Robert D. Anderson, Vice Chairman
Townley & Updike              Bull & Bear International
                                  Advisers, Inc.
405 Lexington Avenue          11 Hanover Square
New York, New York 10174      New York, New York 10005
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                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement has become effective.


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Pursuant to the  provisions  of Rule 24f-2 under the  Investment  Company Act of
1940, Registrant hereby registers an indefinite number of shares pursuant to this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.